SCUDDER
INVESTMENTS(SM)
[LOGO]

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BOND/TAX FREE
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Scudder
Massachusetts Limited
Term Tax Free Fund
Fund #041


Annual Report
March 31, 2000


The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes and is consistent with a high degree of price stability.


A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Investment Portfolio

                      17   Financial Statements

                      20   Financial Highlights

                      21   Notes to Financial Statements

                      25   Report of Independent Accountants

                      26   Tax Information

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder Massachusetts Limited Term Tax Free Fund

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ticker symbol SMLFX                                              fund number 041
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Date of             o    In a difficult environment for all fixed-income
Inception:               instruments, including municipal bonds, Scudder
2/15/94                  Massachusetts Limited Term Tax Free Fund posted a total
                         return of 0.83% for its most recent fiscal year ended
                         March 31, 2000. The average return of 15 similar funds
Total Net                tracked by Lipper Analytical Services was 0.19%.
Assets as
of 3/31/00:
$83.1 million


----------------------------------------------------------------
30-Day Yield on March 31, 2000
----------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

          4.19%                    7.38%

         Scudder               Taxable Yield
       Massachusetts          Needed to Equal
       Limited Term           the Fund's Yield
       Tax Free Fund
----------------------------------------------------------------


                    o Scudder Massachusetts Limited Term Tax Free Fund received a four-star Morningstar Rating(TM), reflecting "above average" risk-adjusted performance through March 31, 2000.*

* For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received five stars for the three-year period and four stars for the five-year period, and was rated among 1682 and 1394 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance does not guarantee future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder Massachusetts Limited Term Tax Free Fund's most recent fiscal year ended March 31, 2000. The fund managed to post a positive 0.83% total return during the period, edging ahead of the 0.19% average performance of its peers as compiled by Lipper. To match the fund's tax-free 4.19% 30-day SEC yield on March 31, a taxable investment would have had to yield 7.38%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by gradually raising the Federal Funds Rate to 6%.

Following this period of relative underperformance, we nevertheless believe the municipal market offers attractive return potential: Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of March 31, yields of 10-year AAA-rated municipal bonds were 84% of comparable Treasuries. Second, a recent reduction in the supply of municipal bonds should provide strong support for bond prices. And third, fixed-income markets could be primed for a strong rally once a consensus is reached that the Federal Reserve has completed its current cycle of interest rate increases.

We recently mailed you a proxy package asking you to vote on the proposed combination of your fund into Scudder Massachusetts Tax Free Fund. This proposal is part of a series of recent measures intended to restructure the Scudder Family of Funds. Your fund's Board is recommending that shareholders vote in favor of combining your fund into Scudder Massachusetts Tax Free Fund (a fund that typically maintains a longer average maturity than your fund) for several reasons. These include the fact that the combination may result in reduced gross expenses for your fund over the long term, and that the larger combined fund would likely have the ability to make portfolio transactions on more favorable terms. Your vote is important, no matter the size of your account. If you haven't already done so, please vote your proxy and return it to us today in the postpaid envelope that was provided with the proxy statement.

Thank you for investing with Scudder Massachusetts Limited Term Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder Massachusetts Limited Term Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2000

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

     Scudder Massachusetts                   Lehman Brothers Municipal
     Limited Term Tax Free Fund              Bond Index (3 year)*

          2/94**   10000                           10000
           '94     9892                            9880
           '95     10366                           10366
           '96     10988                           11038
           '97     11392                           11512
           '98     12134                           12220
           '99     12675                           12866
           '00     12780                           13109

                     Yearly periods ended March 31


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Fund Index Comparison
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                                                           Total Return
                              Growth of                                  Average
Period ended 3/31/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Massachusetts Limited Term Tax Free Fund
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1 year                        $ 10,083                 .83%                .83%
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5 year                        $ 12,329               23.29%               4.28%
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Life of Fund**                $ 12,741               27.41%               4.03%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (3 year)*
--------------------------------------------------------------------------------
1 year                        $ 10,189                1.89%               1.89%
--------------------------------------------------------------------------------
5 year                        $ 12,646               26.46%               4.80%
--------------------------------------------------------------------------------
Life of Fund**                $ 13,109               31.09%               4.54%
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*    The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

** The Fund commenced operation on February 15, 1994. Index comparisons begin February 28, 1994.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                     Yearly periods ended March 31

     Scudder Massachusetts                   Lehman Brothers Municipal
     Limited Term Tax Free Fund              Bond Index (3 year)*

        1994       0                               -1.20
        1995    4.79                               4.92
        1996    6.01                               6.48
        1997    3.67                               4.29
        1998    6.51                               6.15
        1999    4.46                               5.29
        2000    0.83                               1.89


                      1994     1995     1996     1997     1998    1999      2000
--------------------------------------------------------------------------------
Fund Total
Return (%)               --     4.79     6.01     3.67     6.51    4.46      .83
--------------------------------------------------------------------------------
Index Total
Return (%)            -1.20     4.92     6.48     4.29     6.15    5.29     1.89
--------------------------------------------------------------------------------
Net Asset
Value ($)             11.78    11.80    11.97    11.90    12.14   12.20    11.81
--------------------------------------------------------------------------------
Income
Dividends ($)           .05      .53      .53      .50      .52     .47      .48
--------------------------------------------------------------------------------

Portfolio Summary
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                                                                 March 31, 2000

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Hospital/Health Revenue     15%
State General Obligation/
Lease                       14%
Other General Obligation/
Lease                       13%
Port Authority/Airport       9%
Transportation Revenue       8%
Sales/Special Tax            7%
Higher Education             5%
Resource Recovery            4%
Student Loans                4%
Electric Utility Revenue     2%
Water/Sewer Revenue          1%
Miscellaneous Municipal     18%
--------------------------------
                           100%
--------------------------------

The fund invests in a broad selection of Massachusetts municipal bonds.




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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

 AAA*                        64%
 AA                          20%
 BBB                         14%
 CCC                          1%
 SKI**                        1%
---------------------------------
                            100%
---------------------------------
   Weighted average quality: AA

*  Category includes cash equivalents

** Scudder Kemper Investments (SKI)
   has determined these securities
   to be of comparable quality to
   rated eligible securities.

Overall portfolio quality remains high, with over 80% of portfolio securities rated AAA or AA.





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Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Less than 1 year            13%
1-5 years                   47%
5-10 years                  40%
--------------------------------
                           100%
--------------------------------
   Weighted average effective
   maturity: 4.12 years

The fund primarily invests in municipal bonds with effective maturities between one and five years.



For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                  March 31, 2000

Dear Shareholders,

Municipal bonds faced a difficult environment during Scudder Massachusetts Limited Term Tax Free Fund's most recent fiscal year as the Federal Reserve repeatedly raised interest rates in an attempt to forestall inflationary pressures arising from the strong U.S. economy. The fund's total return for its most recent fiscal year ended March 31, 2000, was 0.83%, outpacing the 0.19% average return of 15 similar funds as tracked by Lipper Analytical Services, Inc.1 The fund's 30-day SEC yield as of September 30 was 4.19%, equivalent to a 7.38% taxable yield for Massachusetts investors subject to the 43.19% combined federal and state income tax rate.

In addition, the fund's total returns over one- and five-year periods placed it in the top 30% of similar short- to intermediate-term tax-free funds. Please see the accompanying table for additional information concerning the fund's returns.

Massachusetts Update

Massachusetts continues to benefit from the strong local and national economy. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. At the root of the Commonwealth's strong financial position is a strong job market. Job growth in the services


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Scudder Massachusetts Limited Term Tax Free Fund:
Competitive Performance
(Average annual returns for periods ended March 31, 2000)
--------------------------------------------------------------------------------

                Scudder
             Massachusetts
              Limited Term                              Number of
             Tax Free Fund       Lipper                   Funds       Percentile
Period         Return           Average    Rank          Tracked        Rank
--------------------------------------------------------------------------------
1 Year            0.83%           0.19%      4    of        15         Top 27%
3 Years           3.91%           3.61%      5    of        12         Top 42%
5 Years           4.28%           3.99%      3    of         9         Top 33%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance.

sector was the principal factor in bringing Massachusetts' unemployment rate down to 3.1% in February 2000, compared with the national average of 4.1%.

The Commonwealth's debt level is high, but manageable, given its high wealth level. Future long-term debt issuance by Massachusetts had been set to level off at $1 billion per year for the next five years. However, recent cost overruns in the Central Artery Project have forced the Commonwealth to identify alternative financing sources. Over and above the $1 billion in scheduled financing, it is likely the Commonwealth will issue another $600 million in government obligation bonds, secured by the automobile driver's license registration fee that had been scheduled to terminate in May 2000. Overall, funding for the Central Artery Project remains uncertain and will be a credit issue to be monitored for the foreseeable future. We will also continue to monitor the financial impact of the Governor's recent proposal for $2 billion in tax cuts.

Emphasis on Premium Bonds

Over the fund's most recent fiscal year we continued to emphasize premium bonds (91% of the fund's portfolio as of March 31), which generally exhibit less interest rate sensitivity than bonds priced at par. In addition, the fund holds a large percentage of pre-refunded bonds (18% as of September 30). Bonds are pre-refunded when issuers sell new debt as lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The fund's overall credit quality remains high, with 84% of the bonds in the fund's portfolio rated AAA or AA.

Outlook

Since it is widely expected that the Fed will continue to raise interest rates into the summer, municipals will continue to face a challenging environment. Still, we believe the municipal bond market represents attractive value, with yields of longer maturity municipals approaching those of Treasury bonds, and tax-equivalent yields near double-digit levels for investors in the highest tax brackets (in January, 30-year municipal bond yields reached 6.35% on average*, the highest level since August 1995). In addition, the robust U.S. and Massachusetts economies should continue to bolster the credit ratings of individual Massachusetts bond issues.

Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/ Philip G. Condon                         /s/Rebecca L. Wilson
Philip G. Condon                             Rebecca L. Wilson

*Source: The Bond Buyer

Scudder Massachusetts Limited Term
Tax Free Fund:

A Team Approach to Investing

Scudder Massachusetts Limited Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Philip G. Condon joined the Adviser in 1983 and has 22 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for the fund since 1989.

Portfolio manager Rebecca L. Wilson became a member of the team in 1999. Ms. Wilson, who joined the Adviser in 1986, has 14 years of experience in municipal investing.


Investment Portfolio                                                              as of March 31, 2000
--------------------------------------------------------------------------------------------------------
                                                                                 Principal
                                                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.1%
--------------------------------------------------------------------------------------------------------

 Massachusetts
 Massachusetts State Health and Educational Facilities
    Authority, Wellesley College, Series G, Daily Demand
    Note, 3.75%, 7/1/2039 (Cost $100,000) (b)* .................................     100,000     100,000

--------------------------------------------------------------------------------------------------------
Intermediate-Term Municipal Investments 99.9%
--------------------------------------------------------------------------------------------------------

 Massachusetts
 Boston, MA, Industrial Development Finance Authority,
    First Mortgage-Springhouse Inc.:
      Series 1998, 4.5%, 7/1/2000 ..............................................     180,000     179,529
      Series 1998, 4.75%, 7/1/2001 .............................................     195,000     192,460
      Series 1998, 4.875%, 7/1/2002 ............................................     255,000     249,083
 Lowell, MA, General Obligation:
    Series 1991, Prerefunded 2/15/2001, 8.3%,
      2/15/2005** ..............................................................   1,635,000   1,739,084
    Series 1992, 6.375%, 8/15/2001 .............................................   1,000,000   1,023,050
    Series 1997, 6%, 12/15/2004 (b) ............................................   2,025,000   2,125,238
 Massachusetts General Obligation:
    Series 1991A, Prerefunded 8/1/2001, 6.5%, 8/1/2011** .......................   2,000,000   2,092,820
    Series 1995A, 5.25%, 2/1/2001 (b) ..........................................   3,000,000   3,027,810
    Series 1996A, 6%, 11/1/2006 ................................................   1,250,000   1,325,075
    Series 1999C, 5%, 9/1/2005 .................................................   1,600,000   1,609,728
 Massachusetts Grant Anticipation Notes:
    Series 1998A, Revenue Bonds, 5%, 12/15/2005 ................................   3,000,000   3,014,550
    Series 1998A, 5.25%, 6/15/2008 .............................................   5,000,000   5,076,200
 Massachusetts Bay Transportation Authority
    General Obligation, Series 1997C, 5%, 3/1/2004 .............................     500,000     502,980
 Massachusetts Educational Loan Authority, Issue E,
    Series 1992A, AMT, 6.7%, 1/1/2002 (b) ......................................     350,000     359,580
 Massachusetts Health & Educational Facilities Authority:
    Berkshire Health System:
      Series1994C, 5.9%, 10/1/2011 .............................................     900,000     837,783
      Series1995D, 5.3%, 10/1/2003 (b) .........................................   1,350,000   1,365,012
    Caritas Christi, Series 1999A, 5.25%, 7/1/2004 .............................   1,000,000     963,360
    Central Massachusetts Medical Center, Series B, 6%,
      7/1/2002 (b) .............................................................     500,000     512,715
    Daughters of Charity:
      Series 1990C, Carney Hospital, Prerefunded
        7/1/2000, 7.5%, 7/1/2005** .............................................   1,000,000   1,028,050
      Series 1994D, 4.9%, 7/1/2000 .............................................     200,000     200,370


    The accompanying notes are an integral part of the financial statements.

                                       13

                                                            Principal
                                                            Amount ($)    Value ($)
------------------------------------------------------------------------------------

   Fairview Extended Care, Series 1997B, 4.55%,
     1/1/2021 (b) ........................................   1,645,000   1,618,269
   Hallmark Health System, Series 1997A, 5.25%,
     7/1/2006 ............................................   1,000,000   1,005,200
   Massachusetts Eye and Ear Infirmary, Series 1991A, ETM
     7%, 7/1/2001*** .....................................   1,460,000   1,485,258
   Medical, Academic & Scientific:
     Series 1995A, 6%, 1/1/2001 ..........................   1,000,000   1,005,720
     Series 1995A, 6.1%, 1/1/2002 ........................     500,000     505,295
   Newton-Wellesley Hospital, Series 1991D, Prerefunded
     7/1/2001, 7%, 7/1/2015** ............................   1,500,000   1,576,335
   Valley Regional Health System, Series 1994C,
     5.3%, 7/1/2000 ......................................   1,500,000   1,503,945
Massachusetts Industrial Finance Agency:
   Cape Cod Health Systems, Series 1990, Prerefunded
     11/15/2000, 8.5%, 11/15/2020** ......................   1,150,000   1,202,072
   College of the Holy Cross, Series 1996, 5.5%,
     3/1/2006 (b) ........................................   1,000,000   1,028,380
   East Boston Neighborhood Project, Series 1996, 7.25%,
     7/1/2006 ............................................     770,000     731,130
   Merrimack College, Series 1997, 5.5%, 7/1/2006 (b) ....   1,055,000
                                                                         1,085,205
   Resource Recovery, North Andover Solid Waste:
     Series 1993A, 6.15%, 7/1/2002 .......................     750,000     761,378
     Series 1993A, 6.3%, 7/1/2005 ........................   2,750,000   2,834,975
   Worcester Polytechnic, Series 1997II, 5.25%,
     9/1/2004 (b) ........................................   1,065,000   1,082,551
Massachusetts Municipal Wholesale Electric Company,
   Power Supply System Revenue:
     Series 1992B, 6.3%, 7/1/2000 ........................     345,000     346,622
     Series 1992B, 6.375%, 7/1/2001 ......................   1,000,000   1,019,590
     Series 1992B, Prerefunded 7/1/2002, 6.75%,
       7/1/2017** ........................................   1,720,000   1,826,038
Massachusetts Port Authority Revenue:
   Series 1997A, 6%, 7/1/2004 ............................   1,140,000   1,190,593
   Series 1999B, AMT, 5.25%, 7/1/2008 (b) ................   5,000,000   5,022,850
   Special Facilities -- USAir Project, Series 1996A, AMT,
     5.5%, 9/1/2006 (b) ..................................     640,000     654,182
Massachusetts Special Obligation:
   Series 1994A, 5.2%, 6/1/2004 ..........................   1,000,000   1,013,750
   Series 1997A, 5.5%, 6/1/2005 ..........................   1,000,000   1,027,480
Massachusetts State Water Pollution Abatement
   Program, New Bedford Program, Series 1998A,
   4%, 2/1/2004 ..........................................     450,000     429,921


    The accompanying notes are an integral part of the financial statements.

                                       14

                                                            Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------

Massachusetts Water Pollution Abatement Trust, Series
   1996A Prefunded 2/1/2006, Series A, 5.6%, 2/1/2010** ..   1,750,000   1,823,658
Massachusetts Water Resource Authority:
   Series 1991A, Prerefunded 12/1/2001, 6.875%,
     12/1/2011** .........................................   1,000,000   1,056,100
   Series 1992A, Prerefunded 7/15/2002, 6.75%,
     7/15/2012** .........................................   1,000,000   1,062,310
Nantucket, MA, General Obligation, Prerefunded
   12/1/2001, 6.25%, 12/1/2002** .........................     250,000     259,588
New England Education Loan Marketing Corp.,
   Massachusetts Student Loan Revenue Refunding,
   Series 1992A, 5.8%, 3/1/2002 ..........................   3,150,000   3,208,370
North Attleboro, MA, General Obligation, Series 1997,
   6%, 3/1/2007 (b) ......................................   1,000,000   1,059,020
Rail Connections, Inc., Route 128 Parking Garage Project,
   Series 1999A, 5.25%, 7/1/2008 .........................   1,205,000   1,164,211
South Essex, MA, Sewer District, General Obligation,
   Series 1994B, Prerefunded, 6/1/2004, 6.75%,
   6/1/2013** ............................................   1,000,000   1,087,990
Southeastern Massachusetts, University Building Authority,
   Series 1995A, 5.5%, 5/1/2004 (b) ......................   1,010,000   1,034,765
Springfield, MA, General Obligation:
   Series 1996, 6.375%, 8/1/2003 (b) .....................   2,035,000   2,136,628
   Municipal Purpose Loan, Series 1996, 6.25%,
     8/1/2006 (b) ........................................   1,000,000   1,070,420
Worcester, MA, General Obligation:
   Series 1995G, 6%, 7/1/2001 (b) ........................   2,000,000   2,037,620
   Series 1999A, 5.625%, 4/1/2008 (b) ....................   1,000,000   1,039,460
Puerto Rico
Puerto Rico Municipal Finance Agency, General
   Obligation, Series 1999, 5.5%, 8/1/2007 ...............   1,000,000   1,041,520
Puerto Rico Public Building Authority, Government
   Facilities, Series 1995A, 6.75%, 7/1/2004 (b) .........   2,250,000   2,428,313
Virgin Islands
Virgin Islands Public Finance Authority, Revenue Bonds,
   Series 1998C, 5.5%, 10/1/2004 .........................   2,500,000   2,515,825

------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments Total (Cost $81,809,484)  81,407,014
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $81,909,484) (a)             81,507,014
------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $81,909,484. At March 31, 2000 net unrealized depreciation for all securities was $402,470. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $318,574 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $721,044.


    The accompanying notes are an integral part of the financial statements.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated. AMT:
     Alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2000
------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------
Investments in securities, at value (cost $81,909,484) ....   $ 81,507,014
Cash ......................................................        623,413
Interest receivable .......................................      1,181,098
Receivable for Fund shares sold ...........................         10,689
Other assets ..............................................         15,466
                                                              ------------
Total assets ..............................................     83,337,680

Liabilities
------------------------------------------------------------------------------
Dividends payable .........................................         94,469
Payable for Fund shares redeemed ..........................          9,081
Accrued management fee ....................................        117,713
Other accrued expenses and payables .......................         61,356
                                                              ------------
Total liabilities .........................................        282,619
------------------------------------------------------------------------------
Net assets, at value                                          $ 83,055,061
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments..       (402,470)
Accumulated net realized gain (loss) ......................       (326,018)
Paid-in capital ...........................................     83,783,549
------------------------------------------------------------------------------
Net assets, at value                                          $ 83,055,061
------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per
   share ($83,055,061 / 7,031,192 outstanding shares
   of beneficial interest, $.01 par value, unlimited
   number of shares authorized) ...........................        $ 11.81


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
Statement of Operations for the year ended March 31, 2000
------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------

Interest ......................................................   $ 4,496,951
                                                                  -----------
Expenses:
Management fee ................................................       562,214
Services to shareholders ......................................        65,286
Custodian and accounting fees .................................        51,431
Auditing ......................................................        35,102
Legal .........................................................         5,167
Trustees' fees and expenses ...................................        19,203
Reports to shareholders .......................................         8,644
Registration fees .............................................         7,509
Amorization of organization fees ..............................         5,162
Reorganization expense ........................................         8,903
Other .........................................................         9,817
                                                                  -----------
Total expenses, before expense reductions .....................       778,438
Expense reductions ............................................       (66,612)
                                                                  -----------
Total expenses, after expense reductions ......................       711,826
------------------------------------------------------------------------------
Net investment income                                               3,785,125
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................      (340,287)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (2,787,307)
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (3,127,594)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   657,531
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


Statement of Changes in Net Assets

                                                      Five Months      Year Ended
Increase (Decrease) in Net            Year Ended          Ended         October 31,
Assets                              March 31, 2000   March 31, 1999        1998
------------------------------------------------------------------------------------
Operations:
Net investment income ............   $   3,785,125    $   1,542,263    $   3,709,601
Net realized gain (loss) on
   investment transactions .......        (340,287)          38,573          (17,874)
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period.      (2,787,307)        (574,030)       1,231,974
                                     -------------    -------------    -------------
Net increase (decrease) in net
   assets resulting from
   operations ....................         657,531        1,006,806        4,923,701
                                     -------------    -------------    -------------
Distributions to shareholders
   from:
Net investment income ............      (3,800,627)      (1,542,263)      (3,708,899)
                                     -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold ........      25,973,730       25,066,783       56,595,157
Reinvestment of distributions ....       2,661,446        1,107,758        2,586,470
Cost of shares redeemed ..........     (46,839,170)     (16,814,083)     (44,345,935)
                                     -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions ..................     (18,203,994)       9,360,458       14,835,692
                                     -------------    -------------    -------------
Increase (decrease) in net assets.     (21,347,090)       8,825,001       16,050,494
Net assets at beginning of period.     104,402,151       95,577,150       79,526,656
Net assets at end of period ......   $  83,055,061    $ 104,402,151    $  95,577,150

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period .....................       8,556,352        7,790,753        6,573,339
                                     -------------    -------------    -------------
Shares sold ......................       2,176,604        2,048,497        4,651,211
Shares issued to shareholders in
   reinvestment of distributions..          222,955           90,456         212,502
Shares redeemed ..................      (3,924,719)      (1,373,354)      (3,646,299)
                                     -------------    -------------    -------------
Net increase (decrease) in Fund
   shares ........................      (1,525,160)         765,599        1,217,414
Shares outstanding at end
   of period .....................       7,031,192        8,556,352        7,790,753


    The accompanying notes are an integral part of the financial statements.


Financial Highlights
---------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------
Years Ended October 31,                2000     1999(a)   1998   1997   1996   1995
---------------------------------------------------------------------------------------------
Net asset value, beginning of period  $12.20    $12.27  $12.10  $11.99  $12.02 $11.64
                                       -------------------------------------------------
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------
  Net investment income                  .48       .19     .49     .53     .50    .54
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.39)     (.07)    .17     .11    (.03)   .38
                                       -------------------------------------------------
---------------------------------------------------------------------------------------------
  Total from investment operations       .09       .12     .66     .64     .47    .92
---------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------
  Net investment income                 (.48)     (.19)   (.49)   (.53)   (.50)  (.54)
---------------------------------------------------------------------------------------------
  Net asset value, end of period      $11.81    $12.20  $12.27  $12.10  $11.99 $12.02
                                       -------------------------------------------------
---------------------------------------------------------------------------------------------
Total Return (%) (c)                     .83      1.00**  5.59    5.44    3.98   8.08
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                              83       104      96      80      66     55
---------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           .83(d)    .89*    .84     .93     .90    .92
---------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           .76(d)    .75*    .75     .75     .67    .24
---------------------------------------------------------------------------------------------
Ratio of net investment income (%)      4.05      3.80*   4.05    4.40    4.16   4.56
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               25         8*      9      10      12     27
---------------------------------------------------------------------------------------------


(a) For the five months ended March 31, 1999. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to March 31.

(b) For the period February 15, 1994 (commencement of operations) to October 31, 1994.

(c)  Total returns would have been lower had certain expenses not been reduced.

(d) The ratio of operating expenses excluding reorganization costs before and after expense reductions was .82% and .75%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Description of the Fund

Scudder Massachusetts Limited Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

B. Plan of Reorganization

On February 7, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Plan") between the Fund and the Scudder Massachusetts Tax Free Fund, pursuant to which Scudder Massachusetts Tax Free Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Massachusetts Tax Free Fund. The proposed transaction is part of Scudder Kemper Investment, Inc.'s initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain funds and are included as reorganization expense in the Statement of Operations of the Fund. These costs principally include printing, proxy meeeting expenses and professional fees. All funds under the Plan initiative are subject to an allocated charge of such costs except for certain funds not expected to realize a reduction in their operating expense ratio. The Plan can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting (the "Meeting") of the shareholders of the Fund to approve the Plan will be held on or about July 13, 2000.

As a result of the Plan, each shareholder of the Scudder Massachusetts Limited Term Tax Free Fund will become a shareholder of the shares of the Scudder Massachusetts Tax Free Fund and would hold, immediately after the closing of the Plan (the "Closing"), that number of full and fractional voting shares of the shares of the Scudder Massachusetts Tax Free Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Plan, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

C. Significant Accounting Policies

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $326,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2004 ($97,000), March 31, 2006 ($24,000), and March 31, 2008 ($205,000), the
respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through March 31, 2000, the Fund incurred approximately $158,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Investment Transactions and Investment Income.

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

D. Purchases and Sales of Securities

During the year ended March 31, 2000, purchases and sales of investments (excluding short-term) aggregated $22,185,511 and $29,605,896, respectively.

E. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the agreement is equal to an annual rate of 0.60%, computed and accrued daily and payable monthly. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until July 31, 2000. For the year ended March 31, 2000, the Adviser did not impose a portion of its management fee amounting to $61,712, and the amount imposed amounted to $500,502, of which $117,713 was unpaid at March 31, 2000. Certain expenses such as Reorganization expenses are excluded from the expense limitation.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SSC aggregated $38,721, of which $5,042 was unpaid at March 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 was unpaid at March 31, 2000.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 2000, Trustees' fees aggregated $19,203.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $2,258 and $2,642, respectively, under these arrangements.

G. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Limited Term Tax Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") at March 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
May 23, 2000

Tax Information
--------------------------------------------------------------------------------

Of the dividends paid by the Fund from net investment income for the year ended March 31, 2000, 100% are designated as exempt interest dividends for regular federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                           Eleanor R. Brennan*
  o President and Trustee                      o Vice President

Henry P. Becton, Jr.                         Philip G. Condon*
  o Trustee; President and General             o Vice President
    Manager, WGBH Educational
    Foundation                               Ashton P. Goodfield*
                                               o Vice President
Dawn-Marie Driscoll
  o Trustee; President, Driscoll             Ann M. McCreary*
    Associates; Executive Fellow,              o Vice President
    Bentley College
                                             Frank J. Rachwalski, Jr.*
Peter B. Freeman                               o Vice President
  o Trustee; Corporate Director and
    Trustee                                  Rebecca L. Wilson*
                                               o Vice President
George M. Lovejoy, Jr.
  o Trustee; President and Director,         John Millette*
    Fifty Associates                           o Vice President and Secretary

Wesley W. Marple, Jr.
  o Trustee; Professor of Business           John R. Hebble*
    Administration, Northeastern               o Treasurer
    University, College of Business
    Administration
                                             Caroline Pearson*
Kathryn L. Quirk*                              o Assistant Secretary
  o Trustee, Vice President and
    Assistant Secretary                      *Scudder Kemper Investments, Inc.

Jean C. Tempel
  o Trustee; Venture Partner, Internet
    Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS)SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services